
IEC
electronics

Military • Aerospace • Industrial • Communications • Medical

Roth Capital Investor Conference

March 15-17, 2010

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2009 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

Overview

Domestic Niche: Rochester NY based contract electronics manufacturer

- Customer mix is 100% U.S. based , requiring domestic production due to:
  - Complexity
  - Security of their design
  - Government restrictions

Growth: 3-year CAGR of 37.3%

Margins: Industry leading operating margins at 7+%

ROIC: 17.9% (ttm)

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

You Decide



Revenue (in millions)
$100
$80
$60
$40
$20
$0
2005
2006
2007
2008
2009
2010
(Projected)

A good run or is this just the beginning of our story?

General Philosophy

- In markets where product quality is hard to observe, reputation and competitive advantage go a long way

- Business characteristics that reduce imitation increase switching costs

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Our Industry



- Electronic Manufacturing Services (EMS) Industry
  - Electronics are produced by thousands of contract manufacturers worldwide
    - Laptops, cell phones, printers, CD players, MP3 players, satellite communications equipment

- The largest in the industry are global in scope and customer coverage

- **How are we different?**

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

We Don’t Make These


HTC P4350
HTC Trinity P3600
HTC Artemis P3300
HTC Excalibur S620
HTC Oxygen S310
HTC TyTN
HTC MTeoR
BlackBerry Pearl 8100
BlackBerry 7130g
BlackBerry 7130c
BlackBerry 7130v
BlackBerry 7100x
BlackBerry 7100t
BlackBerry 7100v
BlackBerry 8707v
BlackBerry 8700c
BlackBerry 7290
Sagem myMobileTV
Sagem myC5-3
Sagem my600v
Sagem my600x
Sagem my800x
Sagem my300x
Sagem my900c
Sagem VS2
Sagem my700x
Sagem my400x
Sagem myW-7
Sagem my500X
Sagem myC5-2

Or These



IEC
electronics corp
Absolutely, Positively, Perfect and On-Time

We Make These



~ 36,000 solder joints – 0201 components, BGA's, 28 layer boards

Complicated electronic assemblies

For These Applications:



Locomotive & Signaling Products



Satellite Communication Commercial & Government



Secure Defense Communications



Advanced Defense & Aerospace Systems



Combat Defense Systems



Timing Solutions

We Live By:

Absolutely, Positively Perfect and On-Time(sm)

A simple phrase

Until we take a deeper look

Governs: Asset acquisitions
New employees

Creates consistency and predictability for our customers

Business Model

- Operational strategy
  - Low volume, high value manufacturing model
    - Customers who have complicated electronics
  - Customers resistant to transferring work outside the U.S.
    - Proprietary technology
    - Government restrictions
  - Expect core business to grow 17+/-% a year



Strategic Direction

- Seek customers that have ultra high reliability applications and/or complex assemblies
  - Become a crucial partner for our customers
    - Create a unique position for our investors

- Primarily serve the following sectors:
  - Military and Aerospace
  - Industrial
  - Medical

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Where Is the Sales Growth Coming From?



Revenue (in millions)
$100
$80
$60
$40
$20
$0
$51.1M
$67.8M
2005
2006
2007
2008
2009
2010
(Projected)

Market Sector Review

Military & Defense


IEC
electronics
Command & Control Communication Systems


Military


Mobile Satellite Communications
IEC

- **45% YOY sector sales growth**


Annual Revenue
Revenue ($000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY2005
FY2006
FY2007
FY2008
FY2009

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

DoD Platform Experience


Secured Cockpit Communications
Joint Tactical Radio System
Link 16 Airborne Terminal
Joint Tactical Radio System
Link 16 Airborne Terminal
Secured Cockpit Communication
Aircraft Lighting Systems
Mobil VSAT System
Joint Tactical Radio System
IED Jamming
Satcom Networking
Network Encrypting
Mobil VSAT System
Handheld Tactical Radios
Live Force-on-Force Training
IED Jamming
High Energy Mil Batteries
Joint Tactical Radio System
Military Reconnaissance Robot
Mobil VSAT System
Satcom Networking
Network Encryptor
Joint Tactical Radio System
Mobil VSAT System
IED Jamming
Military Reconnaissance Robot
Joint Tactical Radio System
IED Jamming
Embedded Diagnostic Systems
Network Encryptor
Secured Cockpit Communication
Joint Tactical Radio System

BAE SYSTEMS
TELEPHONICS
L3 communications
HARRIS
CUBIC DEFENSE APPLICATIONS
ViaSat
QinetiQ North America
GOODRICH
COMTECH
DRS

Market Sector Review

Aerospace



Exterior Aircraft Lighting
IEC
electronics
A full service EMS provider



Aerospace



Secure Communication Systems
A full service EMS provider
IEC
electronics

- **44% YOY sector sales growth**



Annual Revenue
Revenue ($000's)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2007
FY2008
FY2009

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Market Sector Review

Medical & Other



IEC
electronics
A full service EMS provider
Injection Systems for Diagnostic Imaging



Medical & Other



Medical Diagnostic Equipment
IEC
A full service EMS provider
76
99

- **59% YOY sector sales growth**



Annual Revenue
Revenue ($000's)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2007
FY2008
FY2009

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Market Sector Review

Industrial


Railway Signaling Modules
IEC
electronics


Industrial


IEC
Remote Inspection Equipment

- **7% YOY sector sales growth**


Annual Revenue
Revenue ($000's)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2005
FY2006
FY2007
FY2008
FY2009

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Wind At Our Back

- Outsourcing continues to grow
  - Customers whose comparative advantage is product design
    - Not building increasingly complicated electronic assemblies
  - All of our markets, Military and Defense, Medical, Aerospace and Industrial have solid long term growth prospects

- Competitors that stumble

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Financial Overview

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Margin Performance

Quarterly Margin Trends


Percent
20
18
16
14
12
10
8
6
4
2
0
15.6%
7.3%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Gross Profit Margin
Operating Margin

Operating Margin vs. Industry 3/11/10

IEC Operating Margin (ttm):	**7.41%**
IEC Operating Margin (quarter ended 9/30/09):	**7.30%**
Average EMS Sector Operating Margin (ttm)*:	**2.74%**

*Includes: LaBarge, Sigmatron, Sparton, KeyTronic, Sanmina, SMTC Corp., Benchmark, Plexus, and Nortech. **Average omits lowest figure.**

IEC electronics corp

Absolutely, Positively, Perfect and On-Time(sm)

Two Acquisitions in 18 months

- June 2008: Cable and Wire harness
- December 2009: Legacy Military and Defense
- Why now?
  - Strategic
  - Increase switching costs
  - Immediately accretive

Opportunities exist if one is careful

Why Did the acquisition of General Technology (GTC) Make Sense?

- GTC has solid relationships with a number of the 'Primes'
  - Lockheed
  - Rockwell Collins
  - Parker Hannifin

  All with Multi-year programs
- Very strong margins
- A new niche market in the Military and Aerospace sectors
- Increase our market penetration in the West and Southwest
- Attractive Financing
  - Used debt at effective rate of 4.25%

$39 million NOL accelerates the repayment of debt

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

2010 Summary Outlook

	9/30/2007 Actual	9/30/2008 Actual	9/30/2009 Actual	9/30/2010 Forecast
Sales	$40,914	$51,092	$67,811	$96,000
Gross Profit	$3,877	$6,217	$10,500	$16,200
Op. Income	$985	$2,392	$4,819	$7,600
Net Inc. Before Tax	$503	$1,634	$4,718	$6,800
EBITDA		$2,770	$5,100	$8,500


*Pro Forma Earning per Share
0.50
0.40
0.30
0.20
0.10
0.00
2007
2008
2009
2010

* For comparative purposes, this chart depicts earnings per share before taxes and applies a 35% tax rate. IEC has a $39 million NOL which impacts after tax earnings.

Looking Ahead



Market Focus
Unique Capability
Goal: 2012
$150 million company
Uncompromising Performance

Absolutely, Positively Perfect and On-Time(sm)

Creating a more valuable company for our Customers, Employees and Shareholders

Increasing Sales, Higher Margins, and Strong Cash Flow

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

How Big Can the Company Become?

- Many, many times larger than it is today
  - Markets are expanding
  - Customers are growing
  - Rationalization of suppliers
  - Competitors make mistakes
- Our unique technical capabilities make us attractive to a specific set of customers
  - Customers with high reliability needs
  - That is not all companies
- Execution and consistent support of our customers is key to our success
  - Nothing is without risk

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

You have been kind enough to listen to me.

IEC
electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Now it is my turn to listen to you.

Questions